                          [CFX CORPORATION LETTERHEAD]


                                           FOR ADDITIONAL INFORMATION CONTACT:

                                   ---------------------------------------------
                                    MARK A. GAVIN, CHIEF FINANCIAL OFFICER
                                   ---------------------------------------------
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                                CFX CORPORATION
                           ANNOUNCES RECORD EARNINGS



Keene, N.H., April 10, 1996 -- CFX CORPORATION (AMEX: CFX) today announced earnings of $2,328,000, or $.31 per share, for the quarter ended March 31, 1996, compared to earnings of $1,489,000, or $.21 per share, for the corresponding period a year ago, a per share increase of $.10, or 48%.

Company spokesman and Chief Financial Officer, Mark A. Gavin, said, "We are pleased to announce record earnings for the fourth consecutive quarter. The Company's focus on revenue growth through expansion into new lines of business and increasing interest earning assets, coupled with gains from mortgage banking activities and the reduction of FDIC premiums, has yielded a significant improvement in the Company's overall financial performance over the corresponding period a year ago."

The financial highlights for the first quarter of 1996 are as follows:

* Return on average assets and return on average shareholders' equity was 1.00% and 10.29%,respectively, for the first quarter of 1996, compared to .70% and 7.16%, respectively, for the first quarter of 1995.


* Net interest and dividend income increased by $930,000, or 12%, during the first quarter of 1996 over the year ago quarter, due principally to higher loan volumes. Average interest earning assets were $875,556,000,compared to $795,352,000 during the same period a year ago. The net interest margin was 4.11% during the first quarter of 1996 compared to 4.11% for the quarter ended March 31, 1995.

* Total loans and leases grew by $80,418,000, or 12%, over the last twelve months, to $725,703,000, as of March 31, 1996.

* In recognition of the loan growth and a modest increase in nonperforming loans experienced in the first quarter of 1996,the Company provided $800,000 for loan and lease losses, compared to $150,000 for the first quarter of 1995.

* Non-interest income increased by $549,000, or 27%, for the first quarter of 1996, compared to the year ago quarter. The revenues from mortgage banking and leasing activities increased by 89% and 47%, respectively.

* The Company's efficiency ratio significantly improved in the first quarter of 1996 compared to the first quarter of 1995, declining from 73.40% to 63.77%.


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CFX Corporation is a multi-bank holding company with total assets of $958 million as of March 31, 1996. The Company's two banking subsidiaries are CFX Bank, headquartered in Keene, New Hampshire, and Orange Savings Bank, headquartered in Orange, Massachusetts. CFX Mortgage, Inc., CFX Bank's mortgage banking subsidiary, services approximately $686 million in mortgage loans for others. The Company operates 23 full service offices, 2 loan production offices, and 50 automated teller and remote service banking locations in New Hampshire and north central Massachusetts.

Upon completion of CFX's pending acquisitions of The Milford Co/operative Bank and The Safety Fund Corporation, CFX will have $1.4 billion in assets with 41 full service banking offices, 2 loan production offices, and 61 automated teller and remote service locations in New Hampshire and Massachusetts.

The Safety Fund Corporation, a bank holding company headquartered in Fitchburg, Massachusetts, has 12 branches, $297 million in assets and a trust division with $349 million in assets under management. The Milford Co/operative Bank, headquartered in Milford, New Hampshire has six branches and total assets of $160 million.


SELECTED FINANCIAL HIGHLIGHTS

AT OR FOR THE THREE MONTHS ENDED MARCH 31 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)         1996                1995
OPERATING AND PERFORMANCE RATIOS:

  Return on average assets (1)                                                                  1.00%                .70%
  Return on average common equity (1)                                                          10.29                7.16
  Other income/average assets  (1)                                                              1.12                 .97
  Other expense/average assets (1)                                                              3.12                3.44
  Efficiency ratio                                                                             63.77               73.40
  Tier 1 leverage capital                                                                       8.62                9.04

ASSET QUALITY:

  Nonperforming assets/total assets                                                             1.09                1.03
  Nonperforming loans as a percent of total loans and leases                                    1.28                1.22
  Allowance for loan and lease losses/nonperforming loans                                      85.35               95.83
  Allowance for loan and lease losses/total loans and leases                                    1.09                1.16
  Net charge offs/average loans and leases (1)                                                   .31                 .12

STOCK PERFORMANCE INDICATORS:


  Common shares outstanding                                                                    7,561               7,056
  Closing price                                                                               $14.75              $11.75
  Earnings per common share                                                                     $.31                $.21
  Book value per common share                                                                 $11.99              $11.85
  Tangible book value per common share                                                        $10.70              $10.39
  Price/book value per common share                                                              123%                 99%
  Price/tangible book value per common share                                                     138%                113%
  Dividend per common share                                                                     $.18                $.15
  Dividend payout ratio                                                                           58%                 71%
  Price/earnings ratio (1)                                                                        12                  14

  (1) Annualized


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CONSOLIDATED BALANCE SHEETS

                                                                   MARCH 31,    DECEMBER 31,     MARCH 31,
(DOLLARS IN THOUSANDS)                                               1996           1995           1995

 ASSETS
  Cash and interest bearing deposits with other banks              $ 24,595       $ 29,093       $ 24,963
  Federal Home Loan Bank of Boston stock                              7,496          7,388          7,388
  Trading securities                                                 24,400              -         16,410
  Investment securities                                             120,713        117,776        117,109
  Mortgage loans held for sale                                        7,794          6,554          8,059
  Nonperforming loans                                                 9,298          7,844          7,843
  Other loans and leases                                            716,405        691,128        637,442
  Allowance for loan and lease losses                                (7,936)        (7,689)        (7,516)
  Premises and equipment                                             13,513         13,548         14,260
  Mortgage servicing rights                                           4,473          4,373          4,129
  Goodwill and deposit base intangibles                               9,720          9,884         10,287
  Foreclosed real estate                                              1,141          1,129          1,060
  Other assets                                                       26,677         19,521         23,281
                                                                   --------       --------       --------
             TOTAL ASSETS                                          $958,289       $900,549       $864,715
                                                                   --------       --------       --------
                                                                   --------       --------       --------
 LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits                                                         $724,978       $665,723       $680,702
  Borrowed funds                                                    125,256        132,549         82,602
  Other liabilities                                                  17,422         12,323         14,245
                                                                   --------       --------       --------
             TOTAL LIABILITIES                                      867,656        810,595        777,549
                                                                   --------       --------       --------
 SHAREHOLDERS' EQUITY
  Preferred stock                                                         -              -            193
  Common stock                                                        5,041          5,007          5,058
  Paid-in capital                                                    66,150         65,763         65,773
  Retained earnings                                                  20,389         19,422         23,737
  Net unrealized losses on securities available
    for sale, after tax effects                                        (947)          (238)          (397)
  Cost of 865,898 shares of common stock in treasury                      -              -         (7,198)
                                                                   --------       --------       --------
             TOTAL SHAREHOLDERS'EQUITY                               90,633         89,954         87,166
                                                                   --------       --------       --------
             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $958,289       $900,549       $864,715
                                                                   --------       --------       --------
                                                                   --------       --------       --------
  Common shares outstanding                                           7,561          7,510          7,056
                                                                   --------       --------       --------
                                                                   --------       --------       --------
  Common shareholders' equity per share                             $ 11.99        $ 11.98       $  11.85
                                                                   --------       --------       --------
                                                                   --------       --------       --------

CONSOLIDATED INCOME STATEMENTS

THREE MONTHS ENDED MARCH 31,(DOLLARS IN THOUSANDS)                   1996           1995
- ------------------------------------------------------------------------------------------
 Interest and dividend income                                      $ 17,550       $ 15,266
 Interest expense                                                     8,729          7,375
                                                                   --------       --------
             NET INTEREST AND DIVIDEND INCOME                         8,821          7,891
 Provision for loan and lease losses                                    800           150
                                                                   --------       --------
             NET INTEREST AND DIVIDEND INCOME AFTER
               PROVISION FOR LOAN AND LEASE LOSSES                    8,021          7,741
                                                                   --------       --------
 Other income:
  Service charges on deposit accounts                                   565            552
  Loan servicing fees                                                   400            427
  Net gains on trading and investment securities                        210            224
  Net gains on sales of loans                                           430             12
  Leasing activities                                                    748            510
  Other                                                                 260            339
                                                                   --------       --------
                                                                      2,613          2,064
                                                                   --------       --------
 Other expense:
  Salaries and employee benefits                                      3,522          3,546
  Occupancy and equipment expense                                     1,061            974
  Advertising and marketing expense                                     355            187
  Professional fees                                                     366            385
  Operation of foreclosed real estate                                    56             33
  FDIC deposit insurance                                                  1            362
  Goodwill and deposit base intangible amortization                     167            189
  Other                                                               1,763          1,631
                                                                   --------       --------
                                                                      7,291          7,307
                                                                   --------       --------
             INCOME BEFORE INCOME TAXES                               3,343          2,498
 Income Taxes                                                         1,015            942
                                                                   --------       --------
             NET INCOME                                               2,328          1,556
 Preferred stock dividends                                                -             67
                                                                   --------       --------
             NET INCOME AVAILABLE TO COMMON STOCK                  $  2,328       $  1,489
                                                                   --------       --------
                                                                   --------       --------
 Weighted average common shares outstanding                           7,540          7,056
                                                                   --------       --------
                                                                   --------       --------
 Earnings per common share                                         $    .31       $    .21
                                                                   --------       --------
                                                                   --------       --------

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
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CONSOLIDATED AVERAGE BALANCE SHEETS
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
THREE MONTHS ENDED MARCH 31,                                   1996                               1995
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                                                             INTEREST                            INTEREST
                                                  AVERAGE     INCOME/       YIELD/    AVERAGE     INCOME/           YIELD/
(DOLLARS IN THOUSANDS)                            BALANCE    EXPENSE(1)     RATE      BALANCE    EXPENSE(1)         RATE
- ---------------------------------------------------------------------------------------------------------------------------
ASSETS
INTEREST EARNING ASSETS
  Loans and leases                                $722,311     $15,677   8.73%       $648,412      $13,306       8.32%
  Taxable securities                               125,420       1,531   4.91         110,098        1,493       5.50
  Tax-exempt securities                             19,008         342   7.24          23,690          415       7.10
  Other                                              8,817         132   6.02          13,152          212       6.54
                                                  --------      ------               --------      -------
Total interest earning assets                      875,556      17,682   8.12         795,352       15,426       7.87
                                                                ------                             -------
Noninterest earning assets                          63,114                             66,397
                                                  --------                           --------
     TOTAL                                        $938,670                           $861,749
                                                  --------                           --------
                                                  --------                           --------

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest bearing liabilities:
  Savings deposits                                $282,956       1,648   2.34        $308,971        1,905       2.50
  Time deposits                                    376,556       5,332   5.70         313,554        4,081       5.28
  Advances from Federal Home Loan Bank of Boston    91,207       1,350   5.95          63,477          978       6.25
  Other borrowed funds                              33,456         399   4.80          28,929          410       5.75
                                                  --------     -------               --------      -------

Total interest bearing liabilities                 784,175       8,729   4.48         714,931        7,374       4.18
                                                               -------                             -------

Noninterest bearing liabilities:

  Demand deposits                                   51,106                             45,665
  Other                                             12,379                             13,280
Shareholders' equity                                91,010                             87,873
                                                  --------                           --------

    TOTAL                                         $938,670                           $861,749
                                                  --------                           --------
                                                  --------                           --------

Net interest and dividend income                               $ 8,953                             $ 8,052
                                                               -------                             -------
                                                               -------                             -------

Interest rate spread                                                     3.64%                                   3.69%
Net interest margin                                                      4.11%                                   4.11%



(1) Income from tax-exempt securities has been restated to a tax-equivalent basis using a 38.62% tax rate.


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